                      [MADISON RIVER COMMUNICATIONS LOGO]

                              Jefferies Conference

                                 September 2003

                                   Paul Sunu
                            Chief Financial Officer

This presentation contains forward looking statements. The actual results might differ materially from those projected in the forward looking statements for various reasons including but not limited to the Company's ability to raise additional capital on acceptable terms and on a timely basis, competition in the telecommunications industry and the advent of new technologies. Reference is made to the Risk Section of the Company's Form 10-K filed with the SEC.

Adjusted Operating Income represents operating income (loss) before depreciation, amortization, restructuring charges and non-cash long-term incentive plan expenses. This information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to operating and other financial information as determined under GAAP.

Stability and Growth

                      [MADISON RIVER COMMUNICATIONS LOGO]

                 *  223,660 Connections in Service
                 *  $91.2 Million Revenue through 1H03
                 *  $51.7 Million Adjusted Operating Income

One time non-cash pension curtailment gain increased Adjusted Operating Income by $2.7M in 1Q 2003

What we bring together sets us apart!

Attractive Markets >                                < Experienced Management
                                [MADISON RIVER
Growing Positive Cash Flow >    COMMUNICATIONS      < Proven Acquisition
                                    LOGO]             Integration Abilities

Successful New Services >                          < Quality Equity Sponsorship

RLEC Stability and Edge out Growth

*  Local Telecommunications Division (LTD):
   - 17th largest telephone company in USA (a)
   - Increasing Adjusted Operating Income margins
   - Proven Management
   - 206,980 voice and data connections at 2Q03

*  Integrated Communications Division (ICD):
   - Edge-Out strategy from RLEC
   - Balanced growth and cash flow
   - 16,680 voice and data connections at 2Q03

(a) Source: USTA Phone Facts Plus 2003

2003 YTD Highlights

*  Improved LTD Adjusted Operating Income margins to about 57% through 2Q03
*  Lowered LTD leverage to 4.0x on LTM at 2Q03 from 4.8x at YE 2001
*  Positive ICD Adjusted Operating Income beginning with 4Q02
*  Consolidated Leverage lowered to about 6.1x on LTM at 2Q03 from 9.8x at YE
     2001
* Amended RTFC loan agreement to improve liquidity and gain operating flexibility

Geographical Diversity

Coverage Markets

   [MAP OF UNITED STATES WITH STATES HIGHLIGHTED TO SHOW
       MADISON RIVER OPERATING MARKETS IN ILLINOIS,
     NORTH CAROLINA, GEORGIA, ALABAMA AND LOUISIANA]


Connections by State:

  North Carolina  19,839 Connections
  Illinois        86,906 Connections
  Alabama         64,856 Connections
  Georgia         44,982 Connections
  Louisiana        7,077 Connections

RBOC vs. Madison River LTD:

Access Line Erosion (quarter over prior year quarter)

            [CHART OF RBOC ACCESS LINE EROSION COMPARED TO MADISON
              RIVER LTD ACCESS LINE EROSION - 1Q 2001 TO 2Q 2003]

                    RBOC Access line erosion (1Q01 - 2Q03)

                1Q01      2Q01      3Q01      4Q01      1Q02      2Q02      3Q02      4Q02      1Q03      2Q03
 BLS            0.2%     (0.8%)    (1.4%)    (1.9%)    (1.8%)    (2.1%)    (2.7%)    (3.2%)    (3.6%)    (3.9%)
 Q              1.3%      0.5%     (0.4%)    (1.7%)    (2.9%)    (3.8%)    (4.3%)    (4.4%)    (4.1%)    (4.0%)
 SBC            0.2%     (1.1%)    (1.7%)    (2.8%)    (3.6%)    (3.8%)    (4.3%)    (4.1%)    (4.0%)    (4.2%)
 VZ             0.7%     (0.4%)    (1.4%)    (2.3%)    (3.1%)    (3.7%)    (3.8%)    (3.7%)    (3.8%)    (3.7%)
 MAD RIV        2.4%      1.2%      1.7%      1.5%      1.0%      0.6%     (0.6%)    (2.3%)    (3.8%)    (3.9%)

(a) Source: Goldman Sachs and Company Data

RLEC vs. Madison River LTD:

Access Line Erosion (quarter over prior year quarter)

            [CHART OF RLEC ACCESS LINE EROSION COMPARED TO MADISON
              RIVER LTD ACCESS LINE EROSION- 1Q 2001 TO 2Q 2003]

                  Access line growth (erosion) (1Q01 - 2Q03)

                1Q01      2Q01      3Q01      4Q01      1Q02      2Q02      3Q02      4Q02      1Q03      2Q03
 ALSK           1.5%      0.0%      1.3%      1.1%     (0.5%)    (0.3%)    (1.8%)    (3.0%)    (3.4%)    (3.0%)
 AT             4.6%      3.5%      2.2%      1.6%      1.0%      0.2%     (0.3%)    (1.1%)    (1.8%)    (2.4%)
 CTCO           6.1%      5.6%      5.1%      4.8%      4.0%      3.5%      3.0%      2.2%      1.5%      0.9%
 CTL            0.0%      0.0%      0.4%     (0.2%)    (0.4%)    (0.7%)    (1.2%)    (1.3%)    (0.9%)    (0.7%)
 CZN            0.5%      1.5%     (0.3%)     1.0%     (0.9%)    (0.8%)    (1.2%)    (1.5%)    (1.7%)    (2.1%)
 MAD RIV        2.4%      1.2%      1.7%      1.5%      1.0%      0.6%     (0.6%)    (2.3%)    (3.8%)    (3.9%)

(a) Source: Goldman Sachs and Company Data

North Carolina

MebTel Communications

            [MAP OF MEBTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                   LOCATION WITHIN STATE OF NORTH CAROLINA]

   *  Located between Greensboro & Raleigh, North Carolina

   *  MebTel acquired in January, 1998

   *  19,839 Total Connections
      - MebTel: 13,610 Connections
      - ICD: 6,229 Connections

Illinois

Gallatin River Communications

       [MAP OF GALLATIN RIVER COMMUNICATIONS FRANCHISED TERRITORIES AND
                      LOCATION WITHIN STATE OF ILLINOIS]

   *  Exchanges located in Galesburg, Dixon and Pekin, Illinois

   *  Acquired Gallatin River assets in November, 1998

   *  86,906 Total Connections
      - Gallatin River: 83,534 Connections
      - ICD: 3,372 Connections

Alabama

GulfTel Communications

            [MAP OF GULFTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                      LOCATION WITHIN STATE OF ALABAMA]

   *  Located east of Mobile in Foley, Alabama

   *  GulfTel acquired in September, 1999

   *  64,856 GulfTel Connections

   *  7,077 ICD Connections

Georgia

Coastal Communications


            [MAP OF COASTAL COMMUNICATIONS FRANCHISED TERRITORY AND
                       LOCATION WITHIN STATE OF GEORGIA]

   *  Located southwest of Savannah in Hinesville, Georgia

   *  Coastal acquired in March, 2000

   *  44,982 Total Connections

   *  Impact of troop movement from Fort Stewart

Growing Service Penetration

Local Telecommunications Division (LTD)

   Product                     YE 2000 (a)      YE 2001      YE 2002       2Q 03       2Q 03 Units
   -------                     -------          -------      -------      -------      -----------
   Internet (Dial-up)           15.6%            15.4%        14.6%        13.7%         25,781
   DSL                           2.3%             5.7%         8.6%        10.4%         19,437
   Long Distance                32.4%            41.2%        48.0%        50.1%         93,898
   Voice Mail                   11.0%            15.9%        19.8%        21.0%         39,367
   Caller ID                    21.8%            28.2%        31.4%        32.7%         61,258
   Call Waiting                 29.9%            33.2%        34.2%        33.6%         62,983
   Call Forwarding              13.1%            21.3%        25.4%        24.8%         46,517
   Additional Lines (b)          9.1%             9.1%         8.1%         7.5%          9,554


(a) Year 2000 numbers pro forma the sale of the Staunton Livingston exchanges that occurred in May 2001
(b) Additional lines penetration based on residential lines only

Robust DSL Growth

LTD Growth in Subscribers & Penetration by Quarter

         [CHART SHOWING DSL SUBSCRIBERS AND DSL % PENETRATION OF TOTAL
                   IN FRANCHISE LINES - 4Q 2000 TO 2Q 2003]

                       DSL Subscribers               DSL Penetration
   4Q 2000                  4,331                         2.21%
   1Q 2001                  6,366                         3.23%
   2Q 2001                  7,799                         4.04%
   3Q 2001                  9,215                         4.76%
   4Q 2001                 11,137                         5.73%
   1Q 2002                 13,479                         6.91%
   2Q 2002                 14,363                         7.38%
   3Q 2002                 15,097                         7.84%
   4Q 2002                 16,423                         8.66%
   1Q 2003                 17,935                         9.52%
   2Q 2003                 19,437                        10.36%

DSL Penetration Outpaces RBOCs:

DSL % Penetration

           [CHART SHOWING DSL % PENETRATION OF TOTAL LINES FOR RBOCS COMPARED TO MADISON RIVER PENETRATION - 1Q 2001 TO 2Q 2003]

                DSL % penetration of total lines (1Q01 - 2Q03)

                    Bellsouth          SBC         Verizon       Madison River
   1Q 2001           1.2%             1.6%          1.2%           3.2%
   2Q 2001           1.5%             1.7%          1.4%           4.0%
   3Q 2001           1.8%             2.0%          1.6%           4.8%
   4Q 2001           2.4%             2.2%          2.0%           5.7%
   1Q 2002           2.9%             2.6%          2.3%           6.9%
   2Q 2002           3.2%             3.0%          2.5%           7.4%
   3Q 2002           3.7%             3.4%          2.8%           7.8%
   4Q 2002           4.1%             3.9%          3.1%           8.7%
   1Q 2003           4.6%             4.4%          3.2%           9.5%
   2Q 2003           5.1%             5.0%          3.4%          10.4%


Source: Goldman Sachs and Company data

Strong LTD Performance

Adjusted Operating Income Growth

(all $ in millions)

             [CHART SHOWING THE LTD'S ADJUSTED OPERATING MARGIN %
                FOR 1998 TO 2002 AND FIRST SIX MONTHS OF 2003]

                                      1998       1999       2000       2001       2002       1H 03
   Revenue                          $ 145.2    $ 163.8    $ 166.9    $ 170.0    $ 168.9     $ 84.0
   Adjusted Operating Income        $  46.9    $  64.1    $  73.9    $  85.8    $  90.6     $ 47.9
   Margin %                            32.3%      39.1%      44.3%      50.5%      53.7%      57.0%

(a) 1998 - 2001 results are pro forma the Staunton Livingston exchange sales that occurred in May 2001
(b) LTD Adjusted Operating Income excludes depreciation, amortization, restructuring charges, non-cash long-term incentive expense and $2.1M pension curtailment gain in 2003.

Madison River Adjusted Operating Income

Diversified and Growing
($ in millions)

            [CHART SHOWING BUILDUP OF ADJUSTED OPERATING INCOME BY OPERATING
                         COMPANY - 2000, 2001 AND 2002]


                                2000             2001               2002
   Coastal                     $ 17.3           $ 20.4             $ 22.4
   Gulf Coast                    20.7             28.3               28.8
   Gallatin River                34.9             32.9               35.0
   Mebtel                         2.5              4.0                4.4
   ICD                          (17.0)           (23.1)              (3.1)
                               ------           ------             ------
                               $ 58.4           $ 62.5             $ 87.5
                               ======           ======             ======

(a) Adjusted Operating Income excludes depreciation, amortization, restructure charges and non-cash long-term incentive plan expenses.

ICD Turn Around

           [CHART SHOWING ICD ADJUSTED OPERATING INCOME (LOSS) FOR 2001
                 AND 2002 AND BY QUARTER FOR 4Q02, 1Q03 AND 2Q03]

                     ICD Adjusted Operating Income (Loss)

         2001            ($ 24.2 Million)
         2002            ($  3.1 Million)

      4Q 2002             $ 600,000
      1Q 2003             $ 500,000
      2Q 2003             $ 600,000

Adjusted Operating Income excludes depreciation, amortization, restructure charges, non-cash long-term incentive plan expenses and a non-cash one-time pension curtailment gain in 1Q 03.

Plan is designed to maintain ICD at cash flow breakeven.

ICD Improvements & Plan

Cash Flow Improvements: Continuous and Sustainable


   - Network Completely Groomed: Replaced high cost special access circuits with UNE and EEL

   -  Personnel right sized to meet ICD needs
           *   Dec 2000         204
           *   Mar 2001          59
           *   Dec 2002          24
           *   June 2003         23

   -  Capital Expenditures scaled down based on growth

   -  DSO on net Accounts Receivable under 34 days for 1H 03

   -  ICD Adjusted Operating Income in 2003 continuing on trend of 4Q02

Madison River Capital, LLC
Improving Leverage Ratios

       [BAR CHART SHOWING CONSOLIDATED LEVERAGE RATIOS AND LTD LEVERAGE
                     RATIOS FOR 2000 TO 2002 AND 2Q 2003]

                                2000         2001         2002         2Q 2003

Consolidated Leverage           10.3x        9.8x         6.8x           6.1x

LTD Leverage                    5.1x         4.8x         4.4x           4.0x

* Consolidated Leverage Ratio = (All Debt less RTFC Subordinated Capital Certificates (SCCs) and less Cash) divided by (LTM Adjusted Operating Income, excluding the one-time pension curtailment gain which occurred in 1Q 2003).

* LTD Leverage Ratio = (Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) and less Cash) divided by (LTD's LTM Adjusted Operating Income, excluding the one-time pension curtailment gain which occurred in 1Q
   2003).

Madison River Capital, LLC
Total Debt & Increasing Adjusted Operating Income
($ in millions)


         [CHART SHOWING MADISON RIVER CAPITAL TOTAL NET DEBT OVERLAID WITH
            ITS ADJUSTED OPERATING INCOME FOR THE YEARS ENDING 2000 TO
                        2002 AND LTM AT JUNE 30, 2003]

                                    2000       2001       2002       2Q 2003

  Total Net Debt                   $ 567.8    $ 611.6    $ 595.6     $ 581.2

  Adjusted Operating Income (LTM)  $  54.9    $  62.5    $  87.5     $  94.9

  (a) LTM Adjusted Operating Income excludes depreciation, amortization, restructure charges, non-cash long-term incentive expenses and one-time non-cash pension curtailment gain which occurred in 1Q 2003.

MADISON RIVER CAPITAL, LLC

Pro Forma Capitalization
($ in millions)


 2Q 2003 Capitalization                     Amount             % of Cap        Leverage
-----------------------------------------------------------------------------------------------
  Cash                                      $   22.9
  Net Senior Secured Debt (a)               $  381.2 (a)        48.1%             4.0x
  Senior Notes                              $  200.0
                                            --------           -------
  Net Debt (b)                              $  581.2            73.3%             6.1x
  Cash Equity Contribution                  $  211.7            26.7%
                                            --------           -------
  Total Capitalization                      $  792.9           100.0%
                                            ========           =======

-------------------------------------------------------------------------------

(a) Net Senior Secured Facilities = Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) $44.0 million and cash $22.9 million.
     Leverage: Net Senior Secured Debt/LTM LTD Adjusted Operating Income of $94.7 million.
(b) Leverage: Net Debt/LTM Consolidated Adjusted Operating Income of $94.9 million.

RTFC Loan Amendment

  * $9.4M annual principal payment is minimum payment to RTFC through 2010

  * Excess cash flow sweep provides liquidity and operating flexibility
    - Excess cash flow is defined as Adjusted Operating Income less Approved Annual Capital Budget, income taxes, bond purchases, principal and interest payments, non-cash RTFC patronage capital, and Permitted Dividends.

  * Approximate 45 basis points increase in interest rates

  * Performance pricing based on leverage

  * 3-year capex budget must be approved by lender

  * Can buy back bonds up to $6M per year

Experienced Management Team

  * Senior Management                              Management Team
    averaging over 30 years                        ---------------
    experience                                     Steve Vanderwoude: Chairman
                                                    & CEO, founder
  * Proven ILEC Operator
                                                   Paul Sunu: Chief Financial
  * Responsible                                     Officer, founder

  * Responsive                                     Ken Amburn: Chief Operating
                                                    Officer
  * Resilient
                                                   Bruce Becker: Chief
                                                    Technology Officer

                                                   Mike Skrivan: Managing
                                                    Director-Revenues

                                                   Jim Ogg: Chairman-LTD,
                                                    founder

Capable Management Team

     CHARACTER                     OBJECTIVE                       RESULT

                   >     Add value to acquired RLECS    >    Grew ILEC Adjusted
    Responsible     >        through disciplined         >   Op Inc Margin from
                   >           operating plan           >      32% to near 57%

                   >       New products launched to     >    Increased services
    Responsive      >       meet market demand in        >    and revenues with
                   >      DSL, data and long distance   >       high margins

                   >          Revised ICD plan          >    Improved Adjusting
    Resilient       >      Renegotiated Coastal Put      >    Operating Income
                    >        Sold non-core assets        >     and Liquidity
                   >        Amended RTFC facility       >

Equity Sponsorship at MRTC

        [PIE CHART SHOWING RESPECTIVE OWNERSHIP PERCENTAGES OF CLASS A
             EQUITY INVESTORS AT MADISON RIVER TELEPHONE COMPANY]

                 Madison River Telephone Company, LLC Equity

      Madison Dearborn                 37.2%
      Goldman Sachs                    31.0%
      Providence Equity                20.5%
      Bryant Group                      7.8%
      Management                        3.5%

Summary

   * Proven track record of operating and integrating RLECs
     - Profitable established operations
     - Strong penetration of services: DSL and Long Distance
     - Increasing Adjusted Operating Income margins

   * Attractive markets and strong liquidity

   * Lowered leverage from 10.3x at YE2000 to 6.1x at 2Q 2003

   * Committed financial telecom sponsors

   * Experienced and incentivized management team

                      [MADISON RIVER COMMUNICATIONS LOGO]

     [COASTAL COMMUNICATIONS LOGO]        [MEBTEL COMMUNICATIONS LOGO]

  [GALLATIN RIVER COMMUNICATIONS LOGO]    [GULFTEL COMMUNICATIONS LOGO]